                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 20, 1998

                            BRANDYWINE REALTY TRUST
                            -----------------------
            (Exact name of registrant as specified in its charter)

MARYLAND                                 (1-9106)                     (23-2413352)
--------                                  ------                       ----------
(State or other jurisdiction of      (Commission                      (I.R.S. Employer
incorporation)                       file number)                 Identification Number)



                16 Campus Boulevard, Newtown Square, Pennsylvania 19073
                       (Address of principal executive offices)

                                  (610) 325-5600
                (Registrant's telephone number, including area code)

                                 Page 1 of 8 pages

Item 5. Other Events

I. RREEF Portfolio

    As of the date of this filing, the Company has determined that it is probable that it will acquire, through Brandywine Operating Partnership, L.P. (the "Operating Partnership"), a portfolio of 14 properties containing approximately 941,471 net rentable square feet (collectively, the "RREEF Properties"). Thirteen of these properties are located in King of Prussia, PA and one is located in Middletown, PA. As part of this acquisition, the Company will also acquire through the Operating Partnership approximately 19 acres of undeveloped land in King of Prussia, PA.

    As of January 23, 1998, the RREEF Properties were fully leased to 20 tenants. Telespectrum Worldwide, Inc. and Lockheed Martin Corporation each individually occupies more than 10% of the total net rentable area of the portfolio under leases covering 178,635 and 158,000 net rentable square feet, respectively.

    The Company anticipates closing the purchase of the RREEF Properties on or about February 6, 1998. The purchase price for the RREEF Properties (including the undeveloped land) is anticipated to total approximately $55.5 million. The Operating Partnership expects to pay the purchase price and closing expenses using borrowings under its existing revolving credit facility.

    The sellers of the RREEF Properties, RREEF MidAmerica/East Fund, RREEF USA Fund-I and RREEF MidAmerica East-V Six, Inc., each are parties unaffiliated with the Company and the Operating Partnership. The Company based its determination of the purchase price of the RREEF Properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract additional tenants. The purchase price was determined by arm's-length negotiation between the Company and the sellers.

    The table set forth below shows certain information regarding rental rates and lease expirations for the RREEF Properties.

                         SCHEDULED LEASE EXPIRATIONS

                             (RREEF Portfolio)



        YEAR OF              NUMBER OF LEASES        RENTABLE SQUARE     FINAL ANNUALIZED      PERCENTAGE OF TOTAL
         LEASE               EXPIRING WITHIN         FOOTAGE SUBJECT     BASE RENT UNDER     FINAL ANNUALIZED BASE RENT
      EXPIRATION             THE YEAR AT (1)       TO EXPIRING LEASES   EXPIRING LEASES (2)   UNDER EXPIRING LEASES
-----------------------  -----------------------  ---------------------  ------------------  -------------------------
          1998                        8               107,439            $     916,533             17.4%
          1999                        1                25,000                   75,000              1.4%
          2000                        7               256,141                1,262,667             23.9%
          2001                        3                72,072                  367,839              7.0%
          2002                        4               353,635                1,767,771             33.5%
          2003                   --                     --                      --                  --
          2004                   --                     --                      --                  --
          2005                        1                77,184                  540,288             10.2%
          2006                   --                     --                      --                  --
      2007 and
    Thereafter                        1                50,000                  350,000              6.6%
                                 ------               -------            -------------            -----
          Total                      25               941,471            $   5,280,098            100.0%
                                 ------               -------            -------------            -----
                                 ------               -------            -------------            -----



(1) A lease is considered to expire if, and at any time, it is terminable by the tenant without payment of penalty or premium.

(2) "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate in the final month prior to expiration multiplied by twelve.

II.  Financial Statements

    Financial statements for the RREEF Properties are included in this Current Report under Item 7. After reasonable inquiry, the Company is not aware of any material factors relating to the above mentioned properties that would cause the reported financial information relating to such properties not to be necessarily indicative of future operating results.

III.  Four Tower Bridge Partnership

    On January 20, 1998, Four Tower Bridge Associates ("Four Tower Bridge Partnership"), a limited partnership in which a wholly-owned subsidiary of the Operating Partnership is a general partner, obtained a $16.75 million construction loan (the "Construction Loan") from PNC Bank, National Association (the "Bank") to finance construction of an approximately 85,000 square foot office building (the "Four Tower Bridge Building") in West Conshohocken, Montgomery County, Pennsylvania. Additional information relating to this development project is contained in Item 5 of a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 17, 1997.

    In connection with the Construction Loan, the Operating Partnership agreed to provide an equity contribution of $6.75 million to the Four Tower Bridge Partnership upon the earlier of: (i) one year from the Construction Loan closing; (ii) receipt of a certificate of occupancy for the Four Tower Bridge Building; and (iii) a default under the Construction Loan. In addition, the Operating Partnership agreed to provide a $10.0 million forward commitment for the benefit of the Bank pursuant to which it would loan $10.0 million to Four Tower Bridge Partnership under certain circumstances to provide Four Tower Bridge Partnership funds that would (together with the $6.75 million equity contribution) enable it to repay the entire principal amount of the Construction Loan. Four Tower Bridge Partnership expects, however, that an unaffiliated third party, such as an insurance company or pension fund, will provide the permanent loan to refinance the Construction Loan upon completion of the Four Tower Bridge Building. The Operating Partnership's equity contribution will be entitled to a 10% preferential return, and advances, if any, made by the Operating Partnership under its forward commitment would accrue interest at LIBOR plus 250 basis points, would be repayable over ten years and would be secured by a first priority mortgage on the Four Tower Bridge Building. A copy of the forward commitment is attached as an exhibit under Item 7.

IV.  Other

    In a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 9, 1998, the Company reported under Item 2 its January 5, 1998 consummation of the acquisition of a portfolio of properties. Management of the Company expects that the Company will make approximately $2.0 million in capital expenditures during 1998 with respect to the Park 80 West facility in Saddle Brook, New Jersey acquired as part of this transaction. These expenditures will be primarily to replace and upgrade the electrical and HVAC systems and to make structural repairs to the parking garage and certain common areas.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (a) Financial Statements.

        The audited statement of revenue and certain operating expenses of the RREEF Properties for the year ended December 31, 1996 and the unaudited statement of revenue and certain operating expenses for the nine months ended September 30, 1997 are included on pages F-17 to F-20.

    (b) Pro Forma Financial Information.

        Pro forma financial information which reflects the Company's acquisition of the RREEF Properties as of and for the nine months ended September 30, 1997 and for the year ended December 31, 1996 are included on pages F-1 to F-16.

    (c) Exhibits.

        10.1--Forward Commitment.

        10.2--Agreement of Purchase and Sale between Brandywine Operating
              Partnership, L.P. and RREEF MidAmerica/East Fund-IV.

        10.3--Agreement of Purchase and Sale between Brandywine Operating
              Partnership, L.P. and RREEF MidAmerica East-V Six, Inc.

        10.4--Agreement of Purchase and Sale between Brandywine Operating
              Partnership, L.P. and RREEF USA Fund-I.

        23.1--Consent of Arthur Andersen LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              BRANDYWINE REALTY TRUST

Date: January 27, 1998                        By: /s/ Gerard H. Sweeney
                                                 ------------------------
                                              Gerard H. Sweeney, President and
                                              Chief Executive Officer
                                              (Principal Executive Officer)

Date: January 27, 1998                        By: /s/ Mark S. Kripke
                                                  ------------------------
                                              Mark S. Kripke, Chief
                                              Financial Officer (Principal
                                              Financial and Accounting
                                              Officer)

                            BRANDYWINE REALTY TRUST

                         INDEX TO FINANCIAL STATEMENTS

I.      UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

-       Pro Forma Condensed Consolidating Balance Sheet as of September 30, 1997......      F-4

-       Pro Forma Condensed Consolidating Statement of Operations for the Year Ended
        December 31, 1996.............................................................      F-5

-       Pro Forma Condensed Consolidating Statement of Operations for the Nine Months
        Ended September 30, 1997......................................................      F-6

-       Notes and Management's Assumptions to Unaudited Pro Forma Condensed
        Consolidating Financial Information...........................................      F-7

II.     RREEF PROPERTIES

-       Report of Independent Public Accountants......................................      F-17

-       Combined Statements of Revenue and Certain Expenses for the Year Ended
        December 31, 1996 (audited) and for the Nine Month Period Ended
        September 30, 1997 (unaudited)................................................      F-18

-       Notes to Statements of Revenue and Certain Expenses...........................      F-19


                            BRANDYWINE REALTY TRUST
            PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

    The following sets forth the pro forma condensed consolidating balance sheet of Brandywine Realty Trust ("the Company") as of September 30, 1997 and the pro forma condensed consolidating statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996.

    The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

    The unaudited pro forma condensed consolidating financial information is presented as if the following events occurred on September 30, 1997 for balance sheet purposes, and at the beginning of the period presented for purposes of the statements of operations:

- The Company acquired the properties described in Note 1 to these pro forma financial statements.

- The Company acquired its partnership interests in Brandywine Operating Partnership, L.P. (the "Operating Partnership").

- The Company issued 4,600,000 Common Shares at $16.50 per share, of which 600,000 shares related to the underwriter's exercise of the over-allotment option (the "1996 Offering").

- The Company issued 636,363 Common Shares at $16.50 per share to a voting trust established for the benefit of the Pennsylvania State Employees Retirement System ("SERS"), in exchange for $10.5 million (the "SERS Offering") and contributed such proceeds to the Operating Partnership in exchange for 636,363 units of general partnership interest ("GP Units") in the Operating Partnership.

- The Company issued 709,090 Common Shares at $16.50 per share to two investment funds managed by Morgan Stanley Asset Management Inc. (the "Morgan Stanley Offering") and contributed the proceeds to the Operating Partnership in exchange for 709,090 GP Units.

- The Operating Partnership repaid $49,805,000 of mortgage indebtedness and $764,000 of loans made by Safeguard Scientifics, Inc. and paid a $500,000 prepayment penalty with a portion of the proceeds of the 1996 Offering, the SERS Offering and the Morgan Stanley Offering.

- The Company issued 2,375,500 Common Shares at $20.625 per share, of which 175,500 shares related to the underwriter's exercise of the over-allotment option (the "March 1997 Offering").

- The Company issued 11,500,000 Common Shares at $20.75 per share, of which 1,500,000 shares related to the underwriter's exercise of the over-allotment option (the "July 1997 Offering"). The net proceeds from the July 1997 Offering were contributed to the Operating Partnership in exchange for 11,500,000 GP Units.

- The Operating Partnership repaid $160,775,000 of indebtedness under the Company's revolving credit facility using proceeds from the July 1997 Offering.

- The Company issued 786,840 Common Shares at $22.31 per share (the
  "September 1997 Offering"). The net proceeds from the September 1997 Offering were contributed to the Operating Partnership in exchange for 786,840 GP Units.

- The Company issued 751,269 Common Shares at $24.63 per share (the "December 1997 Offering"). The net proceeds from the December 1997 Offering were contributed to the Operating Partnership in exchange for 751,269 GP Units.

    The pro forma condensed consolidating financial information does not give effect to the Company's pending underwritten equity offering of Common Shares, as more fully described in a Prospectus Supplement and Prospectus filed with the Securities and Exchange Commission on January 9, 1998.

    The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at September 30, 1997, nor does it purport to represent the future financial position and the results of operations of the Company.

                            BRANDYWINE REALTY TRUST

                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                    AS OF SEPTEMBER 30, 1997 (NOTES 1 AND 2)

                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                   BRANDYWINE
                                  REALTY TRUST
                                   HISTORICAL                    OTHER RECENT
                                  CONSOLIDATED    DECEMBER 1997  ACQUISITIONS      RREEF         PRO FORMA
                                       (A)         OFFERING (B)      (C)       PROPERTIES (D)  CONSOLIDATED
                                   ------------   -------------  -----------   --------------  -------------
ASSETS:
  Real estate investments, net...  $  462,772     $    --        $   330,356   $    56,680      $    849,808
  Cash and cash equivalents......      19,965          --             --             --               19,965
  Escrowed cash..................         348          --             --             --                  348
  Accounts receivable............       2,465          --             --             --                2,465
  Due from affiliates............      --              --             --             --               --
  Investment in management
    company......................         318          --             --             --                  318
  Deferred costs and other
    assets.......................       8,470          --             --             --                8,470
                                   ------------   -------------  -----------   --------------   ------------
    Total assets.................     494,338          --            330,356         56,680          881,374
                                   ------------   -------------  -----------   --------------   ------------
                                   ------------   -------------  -----------   --------------   ------------
LIABILITIES:
  Mortgage notes payable.........      47,984           --             --             --              47,984
  Notes payable, Credit Facility.      14,000         (17,593)       320,848         56,680          373,935
  Accrued interest...............         303           --             --             --                 303
  Accounts payable and accrued
    expenses.....................       4,128           --             --             --               4,128
  Distributions payable..........       8,338           --             --             --               8,338
  Tenant security deposits
    and deferred rents...........       3,960           --             --             --               3,960
  Tenant security deposits
    and deferred rents...........         387           --             --             --                 387
                                   ------------   -------------  -----------   --------------   ------------
    Total liabilities............      79,100         (17,593)       320,848         56,680          439,035
                                   ------------   -------------  -----------   --------------   ------------
MINORITY INTEREST................       4,894           --             9,508         --               14,402
                                   ------------   -------------  -----------   --------------   ------------
BENEFICIARIES' EQUITY:
  Common shares of
    beneficial interest..........         234               8         --             --                  242
  Additional paid-in capital.....     428,787          17,585         --             --              446,372
  Share warrants.................         962           --            --             --                  962
  Cumulative earnings............       5,209           --            --             --                5,209
  Cumulative distributions.......     (24,848)          --            --             --              (24,848)
                                   ------------   -------------  -----------   --------------   ------------
    Total beneficiaries' equity..     410,344          17,593         --             --              427,937
                                   ------------   -------------  -----------   --------------   ------------
    Total liabilities and
      beneficiaries' equity......  $  494,338      $    --         $ 330,356      $  56,680        $ 881,374
                                   ------------   -------------  -----------   --------------   ------------
                                   ------------   -------------  -----------   --------------   ------------

                            BRANDYWINE REALTY TRUST

           PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1996 (NOTES 1 AND 3)

                                  (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                             BRANDYWINE                                      1997 EVENTS
                                               REALTY                               -----------------------------
                                               TRUST                                   1997                            TOTAL
                                             HISTORICAL         1996                  OTHER           RREEF          PRO FORMA
                                          CONSOLIDATED (A)   EVENTS (B)   SUBTOTAL  EVENTS (C)    PROPERTIES (E)    CONSOLIDATED
                                          ----------------   ----------   --------  ----------   ----------------   ------------
REVENUE:
  Base rents............................     $   8,462        $12,646     $21,108    $75,395          $4,051         $  100,554
  Tenant reimbursements.................         1,372          2,838       4,210      9,754             643             14,607
  Other.................................           196            100         296        683            --                  979
                                          ----------------   ----------   --------  ----------        ------        ------------
    Total Revenue.......................        10,030         15,584      25,614     85,832           4,694            116,140
                                          ----------------   ----------   --------  ----------        ------        ------------
OPERATING EXPENSES:
  Interest..............................         2,751            513       3,264     25,478           4,251             32,993
  Depreciation and amortization.........         2,836          4,687       7,523     20,447           1,814             29,784
  Property expenses.....................         3,709          6,830      10,539     36,189           1,288             48,016
  General and administrative............           825            148         973      --               --                  973
                                          ----------------   ----------   --------  ----------        ------        ------------
    Total operating expenses............        10,121         12,178      22,299     82,114           7,353            111,766
                                          ----------------   ----------   --------  ----------        ------        ------------
Income (loss) before minority interest
    and equity in income (loss) of
    management company..................           (91)         3,406       3,315      3,718          (2,659)             4,374

Equity in income (loss) of management
  company...............................           (26)            66          40      1,194              97              1,331
                                          ----------------   ----------   --------  ----------        ------        ------------
Income (loss) before minority
  interest..............................          (117)         3,472       3,355      4,912          (2,562)             5,705

Minority interest in (income) loss......           (45)          (429)       (474)       361              75                (38)
                                          ----------------   ----------   --------  ----------        ------        ------------
Net income (loss).......................          (162)         3,043       2,881      5,273          (2,487)             5,667

(Income) loss allocated to Preferred
  Shares................................          (401)        (1,847)     (2,248)     --               --               (2,248)
                                          ----------------   ----------   --------  ----------        ------        ------------
Income (loss) allocated to Common
  Shares................................     $    (563)       $ 1,196     $   633    $ 5,273          $(2,487)       $    3,419
                                          ----------------   ----------   --------  ----------        ------        ------------
                                          ----------------   ----------   --------  ----------        ------        ------------
Earnings (loss) per Common Share........     $   (0.43)                                                              $     0.15
                                          ----------------                                                          ------------
                                          ----------------                                                          ------------
Weighted average number of shares
  outstanding including share
  equivalents...........................     1,302,648                                                               22,329,515
                                          ----------------                                                          ------------

                            BRANDYWINE REALTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (NOTES 1 AND 3)

                                  (UNAUDITED)
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                          1997 EVENTS
                                                                 -----------------------------
                                                BRANDYWINE
                                                  REALTY
                                                  TRUST              1997          RREEF             TOTAL
                                                HISTORICAL          OTHER        PROPERTIES        PRO FORMA
                                             CONSOLIDATED (A)     EVENTS (D)         (E)          CONSOLIDATED
                                           --------------------  ------------  ---------------  ----------------
REVENUE:
  Base rents.............................      $     32,290       $   46,128      $   3,120       $     81,538
  Tenant reimbursements..................             5,731            5,272            529             11,532
  Other..................................               818              402           --                1,220
                                                 ----------      ------------        ------     ----------------
    Total Revenue........................            38,839           51,802          3,649             94,290
                                                 ----------      ------------        ------     ----------------
OPERATING EXPENSES:
  Interest...............................             4,899           16,531          3,180             24,610
  Depreciation and amortization..........            10,051           12,119          1,357             23,527
  Property operating expenses............            14,805           20,385            939             36,129
  Other expenses.........................               705           --               --                  705
                                                 ----------      ------------        ------     ----------------
    Total operating expenses.............            30,460           49,035          5,476             84,971
                                                 ----------      ------------        ------     ----------------
                                                 ----------      ------------        ------     ----------------
Income (loss) before equity income of
  management company and minority
  interest...............................             8,379            2,767         (1,827)             9,319

Equity in income (loss) of management
  company................................               332              798             73              1,203
                                                 ----------      ------------        ------     ----------------
Income (loss) before minority interest...             8,711            3,565         (1,754)            10,522

Minority interest in (income) loss.......              (256)            (105)            52               (309)
                                                 ----------      ------------        ------     ----------------
Net income (loss)........................             8,455            3,460         (1,702)            10,213

(Income) loss allocated to Preferred
  Shares.................................              (499)          --             --                   (499)
                                                 ----------      ------------        ------     ----------------
Income (loss) allocated to Common
  Shares.................................      $      7,956       $    3,460      $  (1,702)      $      9,714
                                                 ----------      ------------        ------     ----------------
                                                 ----------      ------------        ------     ----------------
Earnings (loss) per Common Share.........      $       0.90                                       $       0.40
                                                 ----------                                     ----------------
                                                 ----------                                     ----------------
Weighted average number of shares
  outstanding including share
  equivalents............................         8,809,379                                         24,134,025
                                                 ----------                                     ----------------

                            BRANDYWINE REALTY TRUST

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                            BRANDYWINE REALTY TRUST

1. BASIS OF PRESENTATION:

    Brandywine Realty Trust (the "Company") is a Maryland real estate investment trust. As of January 27, 1998, the Company owned 139 properties. The Company's interest in all of the Properties is held through Brandywine Operating Partnership, L.P. (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership and as of January 27, 1998, the Company held a 98.2% interest in the Operating Partnership.

    These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the SSI/TNC Properties, the LibertyView Building, the nine properties (the "SERS Properties") acquired in November 1996 from SERS and its subsidiaries, Delaware Corporate Center I, 700/800 Business Center Drive, the Columbia Acquisition Properties, the Main Street Acquisition Properties, the TA Properties, the Emmes Properties, the Greentree Executive Campus Acquisition Properties, 748 & 855 Springdale Drive, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Metropolitan Industrial Center, Atrium 1, Bala Pointe Office Centre, the Scarborough Properties, the GMH Properties and the RREEF Properties. In management's opinion, all adjustments necessary to reflect the effects of the 1996 Offering, the SERS Offering, the Morgan Stanley Offering, the March 1997 Offering, the July 1997 Offering, the September 1997 Offering, the December 1997 Offering, the acquisitions of the SSI/TNC Properties, the LibertyView Building, the 1996 Additional Acquisition Properties (consisting of the SERS Properties, Delaware Corporate Center I, 700/800 Business Center Drive and 8000 Lincoln Drive), the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, the Greentree Executive Campus, Five Eves Drive, Kings Manor, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, the PECO Building, Bala Pointe Office Centre, the Scarborough Properties, the GMH Properties and the RREEF Properties by the Company have been made.

2. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:

    (A) Reflects the Company's historical consolidated balance sheet as of September 30, 1997.

    (B) Reflects the December 1997 Offering and the use of the net proceeds to repay $17.6 million of indebtedness under the Credit Facility.

    (C) Reflects the Company's acquisiton of several property acquisitions as follows:


Property                                                                 Purchase Price  Closing Costs    Total
-----------------------------------------------------------------------  --------------  -------------  ----------
Atrium I...............................................................   $     10,250     $      45    $   10,295
5 & 6 Cherry Hill Executive Campus.....................................          3,484            20         3,504
220 Commerce Drive.....................................................          5,300           129         5,429
Provident Place........................................................          6,300           152         6,452
PECO Building..........................................................          9,500           146         9,646
Bala Pointe Office Center..............................................         26,750           403        27,153
Scarborough Properties.................................................         37,075           122        37,197
GMH Properties.........................................................        229,015         1,665       230,680
                                                                         --------------       ------    ----------
  Total................................................................   $    327,674     $   2,682    $  330,356
                                                                         --------------       ------    ----------
                                                                         --------------       ------    ----------

    (D) Reflects the Company's acquisition of the RREEF Properties as follows:

Purchase Price.....................................................................  $  55,500
Closing Costs......................................................................      1,180
                                                                                     ---------
                                                                                     $  56,680
                                                                                     ---------
                                                                                     ---------


    3. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF
OPERATIONS:

    (A) Reflects the historical consolidated operations of the Company.

    (B) Reflects the historical operations of the SSI/TNC Properties, LibertyView Building and the 1996 Additional Acquisition Properties from January 1, 1996 through the respective dates of acquisition, plus the pro forma 1996 Offering adjustments. The table below reflects the adjustments:

                                    SSI/TNC
                                 Properties and                Delaware        700/800
                                  LibertyView        SERS      Corporate   Business Center
                                    Building      Properties    Center          Drive
                                 --------------   ----------   ---------   ---------------
Revenue:
  Base rents...................     $ 5,714         $4,008      $2,036          $651
  Tenant reimbursements........       2,511            249       --               76
  Other........................         100          --          --           --
                                    -------       ----------   ---------       -----
    Total revenue..............       8,325          4,257       2,036           727

Operating Expenses:
  Interest.....................       3,783            194       --           --
  Depreciation and
    amortization...............       2,819            818         374           212
  Property expenses............       2,831          2,217         552           270
  General and administrative...         715          --          --           --
                                    -------       ----------   ---------       -----
    Total operating expenses...      10,148          3,229         926           482

Income (loss) before management
  company and minority
  interest.....................      (1,823)         1,028       1,110           245
Equity in income (loss) of
  management company...........          75          --          --           --
                                    -------       ----------   ---------       -----
Income (loss) before minority
  interest.....................      (1,748)         1,028       1,110           245
Minority interest in (income)
  loss.........................         513          --          --           --
                                    -------       ----------   ---------       -----
Net income (loss)..............      (1,235)         1,028       1,110           245
Income allocated to Preferred
  Shares.......................      --              --          --           --
                                    -------       ----------   ---------       -----
Income (loss) allocated to
  Common Shares................     $(1,235)        $1,028      $1,110          $245
                                    -------       ----------   ---------       -----

                                                 1996 Pro
                                                   Forma      Total Pro
                                                  & Other       Forma
                                 8000 Lincoln    Offering       1996
                                    Drive       Adjustments    Events
                                 ------------   -----------   ---------
Revenue:
  Base rents...................      $237         $--          $12,646
  Tenant reimbursements........         2          --            2,838
  Other........................     --             --              100
                                    -----       -----------   ---------
    Total revenue..............       239          --           15,584

Operating Expenses:
  Interest.....................     --             (3,464)         513
  Depreciation and
  amortization.................        89             375        4,687
  Property expenses............       231             729        6,830
  General and administrative...     --               (567)         148
                                    -----       -----------   ---------
    Total operating expenses...       320          (2,927)      12,178

Income (loss) before management
  company and minority
  interest.....................       (81)          2,927        3,406
Equity in income (loss) of
  management company...........     --                 (9)          66
                                    -----       -----------   ---------
Income (loss) before minority
  interest.....................       (81)          2,918        3,472
Minority interest in (income)
  loss.........................     --               (942)        (429)
                                    -----       -----------   ---------
Net income (loss)..............       (81)          1,976        3,043
Income allocated to Preferred
  Shares.......................     --             (1,847)      (1,847)
                                    -----       -----------   ---------
Income (loss) allocated to
  Common Shares................      $(81)        $   129      $ 1,196
                                    -----       -----------   ---------

    (C) Reflects the pro forma statements of operations of the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Berwyn Park Properties, the Green Hills Properties, 500/501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, the PECO Building, Bala Pointe Office Centre, the Scarborough Properties and the GMH Properties for the year ended December 31, 1996 and other pro forma adjustments to reflect the March 1997 Offering, the July 1997 Offering, the September 1997 Offering and the December 1997 Offering for the year ended December 31, 1996. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1996 through the earlier of the respective acquisition dates or December 31, 1996. Operating results from those dates forward are included in the historical results of the Company.

                                                  Columbia    Main Street      1336                         Greentree
                                                 Acquisition  Acquisition   Enterprise                      Executive    Five Eves
                                                 Properties   Properties       Drive        Kings Manor      Campus        Drive
                                                 -----------  -----------  -------------  ---------------  -----------  -----------
Revenue:
  Base rents...................................   $   5,146    $   3,141     $     437       $     411      $   1,862    $     348
  Tenant reimbursements........................         359          347            75             107            175           39
  Other........................................         376       --            --              --             --                1
                                                 -----------  -----------        -----           -----     -----------       -----
    Total revenue..............................       5,881        3,488           512             518          2,037          388
                                                 -----------  -----------        -----           -----     -----------       -----
Operating Expenses:
  Interest (i).................................       1,680       --            --              --                841          254
  Depreciation and amortization (ii)...........       1,007          629           117             114            359          108
  Property expenses............................       1,979        2,194           107             170          1,018          151
  General and administrative...................      --           --            --              --             --           --
                                                 -----------  -----------        -----           -----     -----------       -----
    Total operating expenses...................       4,666        2,823           224             284          2,218          513
                                                 -----------  -----------        -----           -----     -----------       -----
Income (loss) before equity in income of
  management company and minority interest.....       1,215          665           288             234           (181)        (125)
Equity in income (loss) of management company
  (iii)........................................      --           --            --              --             --           --
                                                 -----------  -----------        -----           -----     -----------       -----
Income (loss) before minority interest.........       1,215          665           288             234           (181)        (125)
Minority interest in (income) loss.............         (36)         (20)           (8)             (7)             5            4
Net income.....................................   $   1,179    $     645     $     280       $     227      $    (176)   $    (121)
                                                 -----------  -----------        -----           -----     -----------       -----
                                                 -----------  -----------        -----           -----     -----------       -----

                                                                              748 & 855
                                                                  Emmes      Springdale    1974 Sproul   MARCH 1997     JULY 1997
                                                Ta Properties  Properties       Drive         Road        Offering      Offering
                                                -------------  -----------  -------------  -----------  -------------  -----------
Revenue:
  Base rents..................................    $   5,102     $   6,214     $     940     $     774     $  --         $  --
  Tenant reimbursements.......................          735         2,681        --               118        --            --
  Other.......................................            9            10        --            --            --            --
                                                     ------    -----------        -----    -----------          ---    -----------
    Total revenue.............................        5,846         8,905           940           892        --            --
                                                     ------    -----------        -----    -----------          ---    -----------
Operating Expenses:
  Interest (i)................................        3,168         4,987           400        --              (525)      (12,058)
  Depreciation and amortization (ii)..........        1,352         2,128           171           134        --            --
  Property expenses...........................        1,962         3,482           250           492        --            --
  General and administrative..................       --            --            --            --            --            --
                                                     ------    -----------        -----    -----------          ---    -----------
    Total operating expenses..................        6,482        10,597           821           626          (525)      (12,058)
                                                     ------    -----------        -----    -----------          ---    -----------
Income (loss) before equity in income of
  management company and minority interest....         (636)       (1,692)          119           266           525        12,058
Equity in income (loss) of management company
  (iii).......................................          105            65            23            22        --            --
                                                     ------    -----------        -----    -----------          ---    -----------
Income (loss) before minority interest........         (531)       (1,627)          142           288           525        12,058
Minority interest in (income) loss............           16            48            (4)           (8)          342          (293)
                                                     ------    -----------        -----    -----------          ---    -----------
Net income....................................    $    (515)    $  (1,579)    $     138     $     280     $     867     $  11,765
                                                     ------    -----------        -----    -----------          ---    -----------
                                                     ------    -----------        -----    -----------          ---    -----------

                                                           Green Hills      500/501      Christiana    Metropolitan
                                            Berwyn Park    Properties       Office        Corporate     Industrial
                                            Properties        (IV)       Center Drive      Center         Center       Atrium 1
                                           -------------  -------------  -------------  -------------  -------------  -----------
Revenue:
  Base rents.............................    $   3,815      $   7,700      $   1,754      $     768      $   1,811     $   1,226
  Tenant reimbursements..................          720         --              1,358             61            406            33
  Other..................................          108         --                 43              2              9            26
                                                ------         ------         ------          -----         ------    -----------
    Total revenue........................        4,643          7,700          3,155            831          2,226         1,285
                                                ------         ------         ------          -----         ------    -----------
Operating Expenses:
  Interest (i)...........................       --              1,200          1,125            430          1,238           772
  Depreciation and amortization (ii).....        1,205          1,294            547            183            528           329
  Property expenses......................        1,991          3,419          1,561            337            678           755
  General and administrative.............       --             --             --             --             --            --
                                                ------         ------         ------          -----         ------    -----------
    Total operating expenses.............        3,196          5,913          3,233            950          2,444         1,856
                                                ------         ------         ------          -----         ------    -----------
Income (loss) before equity in income of
  management company and minority
  interest...............................        1,447          1,787            (78)          (119)          (218)         (571)
Equity in income (loss) of management
  company (iii)..........................          166           (115)            76              5             53            31
                                                ------         ------         ------          -----         ------    -----------
Income (loss) before minority interest...        1,613          1,672             (2)          (114)          (165)         (540)
Minority interest in (income) loss.......          (47)           (49)        --                  3              5            16
                                                ------         ------         ------          -----         ------    -----------
Net income...............................    $   1,566      $   1,623      $      (2)     $    (111)     $    (160)    $    (524)
                                                ------         ------         ------          -----         ------    -----------
                                                ------         ------         ------          -----         ------    -----------

                                                                 5 & 6 Cherry                                     Peco
                                                 September      Hill Executive    220 Commerce     Provident    Building
                                               1997 Offering        Campus            Drive          Place         (V)
                                             -----------------  ---------------  ---------------  -----------  -----------
Revenue:
  Base rents...............................      $  --             $     152        $     572      $     756    $   1,017
  Tenant reimbursements....................         --                --               --                105       --
  Other....................................         --                --               --                  8       --
                                                 -------             -------           -------          -----   -----------
    Total revenue..........................         --                   152              572            869        1,017
                                                 -------             -------           -------          -----   -----------
Operating Expenses:
  Interest (i).............................         --                   263              407            484          723
  Depreciation and amortization (ii).......         --                   112              174            206          309
  Property expenses........................         --                   169              194            333       --
  General and administrative...............         --                --               --             --           --
                                                 -------             -------           -------          -----   -----------
    Total operating expenses...............         --                   544              775          1,023        1,032
                                                 -------             -------           -------          -----   -----------
Income (loss) before equity in income
  of management company and minority
  interest.................................         --                  (392)            (203)          (154)         (15)
Equity in income (loss) of management
  company (iii)............................         --                --                   12             18       --
                                                 -------             -------           -------          -----   -----------
Income (loss) before minority interest.....         --                  (392)            (191)          (136)         (15)
Minority interest in (income) loss.........         33                    12                6              4       --
                                                 -------             -------           -------          -----   -----------
Net income.................................      $  33             $    (380)       $    (185)     $    (132)   $     (15)
                                                 -------             -------           -------          -----   -----------
                                                 -------             -------           -------          -----   -----------

                                                 December      Bala Pointe    Scarborough       GMH      Total Other
                                               1997 Offering  Office Centre   Properties    Properties   1997 Events
                                               -------------  -------------  -------------  -----------  -----------
Revenue:
  Base rents.................................    $  --          $   3,572      $   4,971     $  22,906    $  75,395
  Tenant reimbursements......................       --                 21            239         2,175        9,754
  Other......................................       --                 35         --                56          683
                                                    ------         ------         ------    -----------  -----------
    Total revenue............................       --              3,628          5,210        25,137       85,832
                                                    ------         ------         ------    -----------  -----------
Operating Expenses:
  Interest (i)...............................       (1,319)         2,036          2,071        17,301       25,478
  Depreciation and amortization (ii).........       --                869          1,190         7,382       20,447
  Property expenses..........................       --              1,559          2,424        10,964       36,189
  General and administrative.................       --             --             --            --           --
                                                    ------         ------         ------    -----------  -----------
    Total operating expenses.................       (1,319)         4,464          5,685        35,647       82,114
                                                    ------         ------         ------    -----------  -----------
Income (loss) before equity in income of
  management company and minority interest...        1,319           (836)          (475)      (10,510)       3,718
Equity in income (loss) of management company
  (iii)......................................       --                 64            119           550        1,194
                                                    ------         ------         ------    -----------  -----------
Income (loss) before minority interest.......        1,319           (772)          (356)       (9,960)       4,912
Minority interest in (income) loss...........          (39)            23             10           293          361
                                                    ------         ------         ------    -----------  -----------
Net income...................................    $   1,280      $    (749)     $    (346)    $  (9,667)   $   5,273
                                                    ------         ------         ------    -----------  -----------
                                                    ------         ------         ------    -----------  -----------

------------------------

(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt. The adjustments for the March 1997 Offering, the July 1997 Offering and the December 1997 Offering represent interest savings related to the payoff of $7 million and $160.8 million, respectively, of credit facility borrowings at an effective rate of 7.5%.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

(iv) Pro forma property expenses of the Green Hill Properties exclude $666,000 from historical amounts. Such amount represents expected salary savings.

(v) Pro forma base rents for the Peco Building are based on the lease in place as of November 25, 1997 as historically the property was owner occupied and was not an operating property. All property expenses are paid directly by the tenant.

      (D) Reflects the pro forma adjustments relating to the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Berwyn Park Properties, the Green Hills Properties, 500/501 Office Center Drive, Christiana Corporate Center, Metropolitan Industrial Center, Atrium 1, 5 & 6 Cherry Hill Executive Campus, 220 Commerce Drive, Provident Place, the PECO Building, Bala Pointe Office Centre, the Scarborough Properties and the GMH Properties for the nine months ended September 30, 1997 and other pro forma adjustments to reflect the March 1997 Offering, the July 1997 Offering, the September 1997 Offering and the December 1997 Offering for the nine months ended September 30, 1997. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1997 through the earlier of the respective acquisition date or September 30, 1997.

                                                              COLUMBIA     MAIN STREET      1336                    GREENTREE
                                                             ACQUISITION   ACQUISITION   ENTERPRISE                 EXECUTIVE
                                                             PROPERTIES    PROPERTIES      DRIVE      KINGS MANOR    CAMPUS
                                                             -----------   -----------   ----------   -----------   ---------
Revenue:
    Base rents.............................................     $338          $542          $78          $105         $602
    Tenant reimbursements..................................       24            60           13            27           17
    Other..................................................       25            --           --            --           --
                                                               -----         -----          ---         -----       ---------
        Total revenue......................................      387           602           91           132          619
                                                               -----         -----          ---         -----       ---------
Operating Expenses:
    Interest (i)...........................................      110            --           --            --          249
    Depreciation and amortization (ii).....................       66           109           21            29          106
    Property expenses......................................      130           379           19            43          272
    General and administrative.............................       --            --           --            --           --
                                                               -----         -----          ---         -----       ---------
        Total operating expenses...........................      306           488           40            72          627
                                                               -----         -----          ---         -----       ---------
Income (loss) before equity in income of management company
  and minority interest....................................       81           114           51            60           (8)
Equity in income (loss) of management company (iii)........       --            --           --            --           --
                                                               -----         -----          ---         -----       ---------
Income (loss) before minority interest.....................       81           114           51            60           (8)
Minority interest in (income) loss.........................       (2)           (3)          (1)           (2)          --
                                                               -----         -----          ---         -----       ---------
Net income.................................................     $ 79          $111          $50          $ 58         $ (8)
                                                               -----         -----          ---         -----       ---------
                                                               -----         -----          ---         -----       ---------


                                                             FIVE EVES
                                                               DRIVE
                                                             ---------
Revenue:
    Base rents.............................................    $103
    Tenant reimbursements..................................      12
    Other..................................................      --
                                                             ---------
        Total revenue......................................     115
                                                             ---------
Operating Expenses:
    Interest (i)...........................................      75
    Depreciation and amortization (ii).....................      32
    Property expenses......................................      45
    General and administrative.............................      --
                                                             ---------
        Total operating expenses...........................     152
                                                             ---------
Income (loss) before equity in income of management company
  and minority interest....................................     (37)
Equity in income (loss) of management company (iii)........      --
                                                             ---------
Income (loss) before minority interest.....................     (37)
Minority interest in (income) loss.........................       1
                                                             ---------
Net income.................................................    $(36)
                                                             ---------
                                                             ---------

                                                                                     748 & 855
                                                               TA         EMMES      SPRINGDALE   1974 SPROUL   MARCH 1997
                                                            PROPERTIES  PROPERTIES     DRIVE         ROAD        OFFERING
                                                            ---------   ----------   ----------   -----------   ----------
Revenue:
    Base rents............................................   $2,053       $2,570        $414        $  354         $--
    Tenant reimbursements.................................      299        1,130          --            54          --
    Other.................................................        6            2          --            --          --
                                                            ---------   ----------     -----      -----------      ---
        Total revenue.....................................    2,358        3,702         414           408          --
                                                            ---------   ----------     -----      -----------      ---
Operating Expenses:
    Interest (i)..........................................    1,241        2,049         171            --         (91)
    Depreciation and amortization (ii)....................      530          875          73            61          --
    Property expenses.....................................      698        1,332          99           225          --
    General and administrative............................       --           --          --            --          --
                                                            ---------   ----------     -----      -----------      ---
        Total operating expenses..........................    2,469        4,256         343           286         (91)
                                                            ---------   ----------     -----      -----------      ---
Income (loss) before equity in income of management
  company and minority interest...........................     (111)        (554)         71           122          91
Equity in income (loss) of management company (iii).......       41           27          10            10          --
                                                            ---------   ----------     -----      -----------      ---
Income (loss) before minority interest....................      (70)        (527)         81           132          91
Minority interest in (income) loss........................        2           15          (2)           (4)        (52)
                                                            ---------   ----------     -----      -----------      ---
Net income................................................     $(68)      $ (512)       $ 79        $  128         $39
                                                            ---------   ----------     -----      -----------      ---
                                                            ---------   ----------     -----      -----------      ---


                                                            JULY 1997
                                                            OFFERING
                                                            ---------
Revenue:
    Base rents............................................   $   --
    Tenant reimbursements.................................       --
    Other.................................................       --
                                                            ---------
        Total revenue.....................................       --
                                                            ---------
Operating Expenses:
    Interest (i)..........................................   (6,904)
    Depreciation and amortization (ii)....................       --
    Property expenses.....................................       --
    General and administrative............................       --
                                                            ---------
        Total operating expenses..........................   (6,904)
                                                            ---------
Income (loss) before equity in income of management
  company and minority interest...........................    6,904
Equity in income (loss) of management company (iii).......       --
                                                            ---------
Income (loss) before minority interest....................    6,904
Minority interest in (income) loss........................      (42)
                                                            ---------
Net income................................................   $6,862
                                                            ---------
                                                            ---------

                                                                                                        CHRISTIANA   METROPOLITAN
                                                       BERWYN PARK     GREEN HILLS     500/501 OFFICE   CORPORATE     INDUSTRIAL
                                                       PROPERTIES    PROPERTIES (IV)    CENTER DRIVE      CENTER        CENTER
                                                       -----------   ---------------   --------------   ----------   ------------
Revenue:
    Base rents.......................................    $2,492          $4,567            $1,106          $615         $1,395
    Tenant reimbursements............................       376              --               919            22            306
    Other............................................        36              --                48            45             33
                                                       -----------       ------            ------         -----         ------
        Total revenue................................     2,904           4,567             2,073           682          1,734
                                                       -----------       ------            ------         -----         ------
Operating Expenses:
    Interest (i).....................................        --             690               700           309            926
    Depreciation and amortization (ii)...............       700             745               340           131            395
    Property expenses................................     1,073           2,059               971           218            472
    General and administrative.......................        --              --                --            --             --
                                                       -----------       ------            ------         -----         ------
        Total operating expenses.....................     1,773           3,494             2,011           658          1,793
                                                       -----------       ------            ------         -----         ------
Income (loss) before equity in income of management
  company and minority interest......................     1,131           1,073                62            24            (59)
Equity in income (loss) of management company
  (iii)..............................................        95             (66)               44             4             40
                                                       -----------       ------            ------         -----         ------
Income (loss) before minority interest...............     1,226           1,007               106            28            (19)
Minority interest in (income) loss...................       (36)            (30)               (3)           (1)             1
                                                       -----------       ------            ------         -----         ------
Net income...........................................    $1,190          $  977            $  103          $ 27         $  (18)
                                                       -----------       ------            ------         -----         ------
                                                       -----------       ------            ------         -----         ------


                                                       ATRIUM 1
                                                       --------
Revenue:
    Base rents.......................................   $ 962
    Tenant reimbursements............................      33
    Other............................................      26
                                                       --------
        Total revenue................................   1,021
                                                       --------
Operating Expenses:
    Interest (i).....................................     577
    Depreciation and amortization (ii)...............     246
    Property expenses................................     555
    General and administrative.......................      --
                                                       --------
        Total operating expenses.....................   1,378
                                                       --------
Income (loss) before equity in income of management
  company and minority interest......................    (357)
Equity in income (loss) of management company
  (iii)..............................................      23
                                                       --------
Income (loss) before minority interest...............    (334)
Minority interest in (income) loss...................      10
                                                       --------
Net income...........................................   $(324)
                                                       --------
                                                       --------

                                                                       5 & 6
                                                                       CHERRY
                                                                        HILL        220
                                                       SEPTEMBER     EXECUTIVE    COMMERCE   PROVIDENT       PECO
                                                     1997 OFFERING     CAMPUS      DRIVE       PLACE     BUILDING (V)
                                                     -------------   ----------   --------   ---------   ------------
Revenue:
    Base rents.....................................       $--            $114       52$5       $567          $762
    Tenant reimbursements..........................        --              --        --          79            --
    Other..........................................        --              --        --           6            --
                                                          ---        ----------   --------   ---------      -----
        Total revenue..............................        --             114       525         652           762
                                                          ---        ----------   --------   ---------      -----
Operating Expenses:
    Interest (i)...................................        --             197       304         362           541
    Depreciation and amortization (ii).............        --              84       130         154           231
    Property expenses..............................        --             126       164         249            --
    General and administrative.....................        --              --        --          --            --
                                                          ---        ----------   --------   ---------      -----
        Total operating expenses...................        --             407       598         765           772
                                                          ---        ----------   --------   ---------      -----
Income (loss) before equity in income of management
  company and minority interest....................        --            (293  )    (73   )    (113)          (10)
Equity in income (loss) of management company
  (iii)............................................        --              --         9          13            --
                                                          ---        ----------   --------   ---------      -----
Income (loss) before minority interest.............        --            (293  )    (64   )    (100)          (10)
Minority interest in (income) loss.................        26               9         2           3            --
                                                          ---        ----------   --------   ---------      -----
Net income.........................................       $26            $(284 )    (6$2  )    $(97)         $(10)
                                                          ---        ----------   --------   ---------      -----
                                                          ---        ----------   --------   ---------      -----

                                                          DECEMBER 1997    BALA POINTE    SCARBOROUGH      GMH       TOTAL OTHER
                                                            OFFERING      OFFICE CENTRE   PROPERTIES    PROPERTIES   1997 EVENTS
                                                          -------------   -------------   -----------   ----------   -----------
Revenue:
    Base rents..........................................      $ --           $2,837         $4,292       $18,735       $46,128
    Tenant reimbursements...............................        --               27            425         1,449         5,272
    Other...............................................        --               28             17           130           402
                                                               ---           ------       -----------   ----------   -----------
        Total revenue...................................        --            2,892          4,734        20,314        51,802
                                                               ---           ------       -----------   ----------   -----------
Operating Expenses:
    Interest (i)........................................      (987)           1,523          1,549        12,940        16,531
    Depreciation and amortization (ii)..................        --              650            890         5,521        12,119
    Property expenses...................................        --            1,243          1,834         8,179        20,385
    General and administrative..........................        --               --             --            --            --
                                                               ---           ------       -----------   ----------   -----------
        Total operating expenses........................      (987)           3,416          4,273        26,640        49,035
                                                               ---           ------       -----------   ----------   -----------
Income (loss) before equity in income of management
  company and minority interest.........................       987             (524)           461        (6,326)        2,767
Equity in income (loss) of management company (iii).....        --               48             89           411           798
                                                               ---           ------       -----------   ----------   -----------
Income (loss) before minority interest..................       987             (476)           550        (5,915)        3,565
Minority interest in (income) loss......................       (29)              14           (155)          174          (105)
                                                               ---           ------       -----------   ----------   -----------
Net income..............................................      $958           $ (462)        $  395       $(5,741)      $ 3,460
                                                               ---           ------       -----------   ----------   -----------
                                                               ---           ------       -----------   ----------   -----------

------------------------
(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt. The adjustments for the March 1997 Offering, the July 1997 Offering and the December 1997 Offering represent interest savings related to the payoff of $7 million and $160.8 million, respectively, of credit facility borrowings at an effective rate of 7.5%.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

(iv) Pro forma property expenses for the Green Hill Properties exclude $333,000 from historical amounts. Such amount represents expected salary savings.

(v) Pro forma base rents for the Peco Building are based on the lease in place as of November 25, 1997 as historically the property was owner occupied and was not an operating property. All property expenses are paid directly by the tenant.

    (E) Reflects the pro forma statements of operations of the RREEF Properties for the nine months ended September 30, 1997 and for the year ended December 31, 1996. All amounts represent historical operations except for the pro forma adjustments noted:

    - For the nine months ended September 30, 1997:

                                                                             RREEF
                                                                          Properties
                                                                          -----------
Revenue:
  Base rents............................................................   $   3,120
  Tenant reimbursements.................................................         529
  Other.................................................................      --
                                                                          -----------
    Total revenue.......................................................       3,649
                                                                          -----------
Operating Expenses:
  Interest (i)..........................................................       3,180
  Depreciation and amortization (ii)....................................       1,357
  Property expenses.....................................................         939
  General and administrative............................................      --
                                                                          -----------
    Total operating expenses............................................       5,476
                                                                          -----------
Income (loss) before equity in income of management company and minority
  interest..............................................................      (1,827)
Equity in income (loss) of management company (iii).....................          73
                                                                          -----------
Income (loss) before minority interest..................................      (1,754)
Minority interest in (income) loss......................................          52
                                                                          -----------
Net income                                                                 $  (1,702)
                                                                          -----------
                                                                          -----------

    -For the year ended December 31, 1996:

                                                                             RREEF
                                                                          PROPERTIES
                                                                          -----------
Revenue:
  Base rents............................................................   $   4,051
  Tenant reimbursements.................................................         643
  Other.................................................................      --
                                                                          -----------
    Total revenue.......................................................       4,694
                                                                          -----------
Operating Expenses:
  Interest (i)..........................................................       4,251
  Depreciation and amortization (ii)....................................       1,814
  Property expenses.....................................................       1,288
  General and administrative............................................      --
                                                                          -----------
    Total operating expenses............................................       7,353
                                                                          -----------
Income (loss) before equity in income of management company and minority
  interest..............................................................      (2,659)
Equity in income (loss) of management company (iii).....................          97
                                                                          -----------
Income (loss) before minority interest..................................      (2,562)
Minority interest in (income) loss......................................          75
                                                                          -----------
Net income                                                                 $  (2,487)
                                                                          -----------
                                                                          -----------

------------------------

(i) Pro forma a interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

    To Brandywine Realty Trust:

    We have audited the combined statement of revenue and certain expenses of The RREEF Properties described in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of Brandywine Realty Trust, as described in Note 1, and is not intended to be a complete presentation of the The RREEF Properties' revenue and expenses.

    In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of The RREEF Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.







                                             ARTHUR ANDERSEN LLP





    Philadelphia, Pa.,
    January 22, 1998

                              THE RREEF PROPERTIES

          COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)


                                                                                        For the     For the Nine
                                                                                       Year Ended   Months Ended
                                                                                      December 31,  September 30,
                                                                                          1996          1997
                                                                                      ------------  -------------
                                                                                                     (Unaudited)
REVENUE:
  Minimum rent (Note 2).............................................................  $ 4,051,000    $ 3,120,000
  Tenant reimbursements.............................................................      643,000        529,000
                                                                                      ------------  -------------
    Total revenue...................................................................    4,694,000      3,649,000
                                                                                      ------------  -------------
CERTAIN EXPENSES:
  Maintenance and other operating expenses..........................................      625,000        403,000
  Utilities.........................................................................      182,000        161,000
  Real estate taxes.................................................................      481,000        375,000
                                                                                      ------------  -------------
    Total certain expenses..........................................................    1,288,000        939,000
                                                                                      ------------  -------------
REVENUE IN EXCESS OF CERTAIN EXPENSES...............................................  $ 3,406,000    $ 2,710,000
                                                                                      ------------  -------------
                                                                                      ------------  -------------

    The accompanying notes are an integral part of this financial statement.

                              THE RREEF PROPERTIES

        NOTES TO THE COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                               DECEMBER 31, 1996

1. BASIS OF PRESENTATION:

    The combined statement of revenue and certain expenses reflects the combined operations of The RREEF Properties (the "Properties"). The Properties are expected to be acquired in February 1998 by Brandywine Realty Trust (the "Company") under related sales agreement with RREEF USA Fund--I, RREEF MidAmerica East-IV, and RREEF MidAmerica East-V (collectively the "RREEF Funds"). The properties consist of the King of Prussia Industrial Park (12 buildings and one plot of land behind 600 Allendale Road), King of Prussia, PA, 741 First Avenue, King of Prussia, PA, and 180 Wheeler Court, Middletown, PA. The Properties have an aggregate net rentable area of approximately 940,213 square feet (90% leased as of December 31, 1996). The expected purchase price is approximately $55.5 million. This combined statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

    The accounting records of the Property are maintained on an accrual basis. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Properties.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

    The statement of revenue and certain expenses for the nine months ended September 30, 1997 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

2. OPERATING LEASES:

    Base rents presented for the year ended December 31, 1996, include straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue decreases resulting from the straight-line adjustment for the year ended December 31, 1996 and the nine months ended September 30, 1997 were $(52,000) and $(95,000) (unaudited), respectively.

    The following tenants had minimum rental payments greater than 10% of the total minimum rent in 1996:

     Smithkline Beecham Corporation...............  $ 470,000
     Tozour-Trane, Inc............................  $ 540,000

    The Properties are leased to tenants under operating leases with expiration dates extending to the year 2005. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1996, are as follows:

          1997...................................   $4,088,000
          1998...................................    3,308,000
          1999...................................    3,141,000
          2000...................................    3,016,000
          2001...................................    2,665,000
          Thereafter.............................    3,026,000
                                                   -----------
                                                   $19,244,000
                                                   -----------
                                                   -----------


    Certain leases also include provisions requiring tenants to reimburse the Property for management costs and other operating expenses up to stipulated amounts.

3. RELATED PARTY TRANSACTIONS:

    The Properties paid management fees of $205,000 to RREEF Management Company, a related party, based on percentages as defined in the management agreement. These management fees are included within maintenance and other operating expenses in the statement of revenue and certain expenses.

    RREEF Management Company leases 3,344 square feet at a minimal annual base rental of $24,000 and receives 1,530 square feet of free rental space at one of the Properties. Per the lease agreement, the lease terminates on the earlier of (1) one year after RREEF USA Fund-I sells its interest in the building or (2) 30 days after RREEF Management Company notifies the landlord of its election to terminate.